UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Terreno Realty Corporation (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement dated February 28, 2014 (the “Prospectus Supplement”), pursuant to which the Company may issue and sell shares of its common stock, having an aggregate offering price of up to $100,000,000 (the “Shares”), in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Company’s common stock, determinations by the Company of the appropriate sources of funding for the Company and potential uses of funding available to the Company. The Company intends to use the net proceeds from the offering of the Shares, if any, for general corporate purposes, which may include future acquisitions and repayment of indebtedness, including borrowings under our credit facility.

In connection with the offering, the Company entered into four separate equity distribution agreements (collectively, the “Distribution Agreements”), each dated as of February 28, 2014, with each of KeyBanc Capital Markets Inc., JMP Securities LLC, Mitsubishi UFJ Securities (USA), Inc. and MLV & Co. LLC, as sales agents (collectively, the “Sales Agents”). Pursuant to the Distribution Agreements, the Company may issue and sell the Shares from time to time through the Sales Agents, as the Company’s agents for the offer and sale of the Shares, or to them for resale. Sales of Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, the existing trading market for the Company’s common stock, or sales made to or through a market maker other than on an exchange. The Company will pay each of the Sales Agents a commission which in each case shall not be more than 2.0% of the gross sales price of Shares through it as the Company’s agent under the applicable Distribution Agreement.

The offering of the Shares pursuant to any Distribution Agreement will terminate upon the earlier of (1) the issuance and sale of all of the Shares subject to the Distribution Agreements and (2) the termination of the Distribution Agreement by either the Company or the respective Sales Agent at any time in the respective party’s sole discretion.

The Shares will be issued pursuant to the Prospectus Supplement and the Company’s registration statement on Form S-3 (File No. 333-189561) filed with the SEC on June 24, 2013 and declared effective on July 3, 2013.

The foregoing description of the Distribution Agreements is qualified in its entirety by reference to the form of Distribution Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

1.1*	Form of Distribution Agreement

5.1*	Opinion of Goodwin Procter LLP with respect to the validity of the shares.

23.1*	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRENO REALTY CORPORATION

Date: March 3, 2014	By:	/s/ Jaime J. Cannon
Jaime J. Cannon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Form of Distribution Agreement

5.1*	Opinion of Goodwin Procter LLP with respect to the validity of the shares.

23.1*	Consent of Goodwin Procter LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

*	Filed herewith